UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2004

MERISTAR HOSPITALITY CORPORATION

(Exact name of registrant as specified in its charter)

1-11903

(Commission File Number)

MARYLAND	72-2648842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4501 NORTH FAIRFAX DRIVE
ARLINGTON, VIRGINIA 22203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 812-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

At a meeting held on July 13, 2004, the MeriStar Hospitality Corporation’s Board of Directors authorized the elimination of the Company’s Profits-Only Operating Partnership Units (“POPs”) Plan. Pursuant to this authorization, the Company and Paul W. Whetsell, the Company’s Chairman and Chief Executive Officer, entered into an agreement to surrender his POPs on November 30, 2004. Under the terms of this agreement, Mr. Whetsell received $1,074,450 for surrendering POPs which were not yet exchangeable pursuant to the POPs Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY CORPORATION

BY:	/s/ Jerome J. Kraisinger
Jerome J. Kraisinger Executive Vice President, Secretary and General Counsel

Date: December 6, 2004